INVESTMENTS ACQUISITIONS GOODWILL AND INTANGIBLE ASSETS (Details 1) - USD ($)	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current assets	$ 382,767	$ 517,174	$ 270,131
Current liabilities	3,131,504	2,232,112	5,916,339
Cash	$ 120,086	191,485	$ 198,473
Box Pure Air, LLC
Intangible assets		0
Goodwill		414,151
Current assets		0
Current liabilities		0
Total net assets acquired		414,151
Cash		$ 0
Common Stock		414,151
Total purchase price		$ 414,151